Exhibit 10.6
PORTIONS OF THIS EXHIBIT 10.6 MARKED BY AN *** HAVE BEEN OMITTED PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
DMG — W
Jeans Apparel Retail (+India)
23 June 2011/27 June 2011/ 7 July 2011
July 8, 2011
Warnaco Asia Limited as successor to CK Jeanswear Asia Limited (“CKJA”)
CK Jeanswear Australia, Ltd. (“CKJ Aus”)
CK Jeanswear New Zealand, Ltd. (“CKJNZ”)
CK Jeanswear Korea, Ltd. (“CKJK”)
CK Jeanswear Shanghai, Ltd. (“CKJS”)
WF Overseas Fashion C.V. (“WFOF”)
Warnaco Italy S.r.l. as successor to CK Jeanswear Europe S.p.A.(“CKJE”)
(“CKJA Group Entities”)
Warnaco B.V. as successor to CKJ Jeanswear N.V. (as “guarantor”)(“CKJNV” together with the CKJA Group Entities and their respective affiliates and successors within the Warnaco family of companies, hereinafter all collectively, the “CKJ Entities” or “W” or “Warnaco”)

Re:	Calvin Klein, Inc. (“CKI”) and CKJ Entities as parties (as applicable) to the Amended and Restated “Calvin Klein Jeans” Jeans Apparel Store License d. 6 March 2002 as amended (“Jeans Apparel Store License”)

CKI and CKJA et alia Jeans Apparel License Agreement (May 1996, Amended and Restated d. as of 1 January 1997 as amended, including such amendment adding India to the Territory (the “India Jeans Amendment”), (“CK Jeans Asia Jeans Apparel License”), including as to assigned portions to CKJ Aus (Australia), CKJNZ (New Zealand), CKJ Korea (S. Korea), CKJS (PRC China) and CKJE (Japan), sometimes “Assigned Licenses”.
Ladies and Gentlemen:
The CKJ Entities have requested and CKI hereby agrees, effective July 8, 2011 (the “Effective Date”), to add India to the “Territory” covered under the Jeans Apparel Store License, as follows:
A.
Simultaneously herewith, W and CKI are entering into an amendment to the CK Jeans Asia Jeans Apparel License (as defined and described therein), pursuant to which, among other things, India is added to the Territory thereunder; and the parties acknowledge the formation between W and Murjani of the India Joint Venture (all as defined and described therein) and the grant of rights by W to the India Joint Venture, as specified therein (the “India Jeans Amendment”).

B.	In addition to the India Jeans Amendment, the parties hereby also agree to amend the Jeans Apparel Store License to add India to the Territory, and otherwise as specifically provided herein.

C.	The following shall constitute amendments to the Jeans Apparel Store License to coincide with and give full effect to the India Jeans Amendment.
1.	The “Territory” as defined under the Jeans Apparel Store License shall, from and after the Effective Date include India as a separate region.

2.
There shall be a separate “Roll-Out Schedule” for India for full price Calvin Klein Jeans jeans apparel stores for *** through *** then thereafter every *** years, as set forth in Schedule RO, annexed hereto and made a part hereof. Anticipated cities in which full price Calvin Klein Jeans jeans apparel Stores are to be opened are: ***. Locations in India in which full price stores are to be opened and maintained are: *** (“Key Cities”).

3.	The “Percentage Fees” solely with respect to the India region under the Jeans Apparel Store License shall be as follows:
a.	***

b.	***

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
4.	The advertising obligations with respect to the India Region under the Jeans Apparel Store License shall be as follows:
a.	***

b.	***
5.	For purposes hereof, “Exclusive Merchandise” and “Merchandise” shall be as defined in the Jeans Apparel Store License.

6.
This amendment to the Jeans Apparel Store License shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

7.
Except as set forth herein, the Jeans Apparel Store License remains in full force and effect as set forth therein. Defined terms, unless otherwise provided herein, shall have the meaning assigned to each of them in the Jeans Apparel Store License. Except as otherwise indicated herein, all terms and conditions of the Jeans Apparel Store License shall continue to apply. This amendment may not be amended or modified, or terminated except in writing signed by all parties hereto and exchanged amongst them.

The parties have executed this amendment as of the date first written above.
[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.

Calvin Klein, Inc.

By:	/s/ Pamela Bradford

Warnaco Asia Limited

By:	/s/ Stanley Silverstein

CK Jeanswear Australia, Ltd.

CK Jeanswear New Zealand, Ltd.

CK Jeanswear Korea, Ltd.

CK Jeanswear Shanghai, Ltd.

By:	/s/ Stanley Silverstein

WFOF Overseas Fashion C.V.

By:	/s/ Marissa Pagnani

Warnaco B.V.

By:	/s/ Amy Greenfield

Acknowledged by: [India Joint Venture]

By:	/s/ Stanley Silverstein

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
Schedule RO
ROLL-OUT SCHEDULE # STORES
CALVIN KLEIN JEANS FULL PRICE JEANS APPAREL

	Yr 1	Yr 2	Yr 3	Yr 4	Yr 5	Yr 6	Yr 7	Yr 8	Yr 13	Yr 18	Yr 23	Yr 28
	***	***	***	***	***	***	***	***	***	***	***	***
Calvin Klein Jeans jeans apparel Stores

Total:	***	***	***	***	***	***	***	***	***	***	***	***